CAPITAL MANAGEMENT (Details Textual)	12 Months Ended
Dec. 31, 2018
Disclosure of objectives, policies and processes for managing capital [abstract]
Information about restrictions or covenants imposed debt agreement	The restrictive covenant on the Company's ability to pay potential future dividends relates to a fixed charge coverage ratio of no less than 2:1. The fixed charge coverage ratio is calculated as EBITDA over interest expense. Subject to certain limitations and exceptions, the amount of the restricted payments, which include dividends and share buybacks, is limited to a maximum dollar threshold, which is calculated at an opening basket of US$10 million plus 50% of the historical consolidated net income, subject to certain adjustments, reported from the quarter of issuance and up to the most recently available financial statements at the time of such restricted payment, plus an amount not to exceed the greater of US$15 million and 2% of total assets as defined in the indenture.